SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ---------------------------

                          FORM 8-K

                       CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 1997

                Salomon Brothers Mortgage Securities VII, Inc.,
         Asset-Backed Floating Rate Certificates, Series 1997-LB1 Trust
             (Exact name of registrant as specified in its charter)

New York (governing law
of Pooling and
Servicing Agreement)                    333-14225-09      52-2009654, 52-2009655
(State or other jurisdiction            (Commission       (I.R.S. Employer
of incorporation or organization)       File Number        Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On   September 25, 1997, a   distribution  was  made  to  holders of The Salomon
Brothers     Mortgage    Securities VII, Inc.,   Asset-Backed   Floating    Rate
Certificates, Series 1997-LB1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly    report     distributed   to  holders   of Asset-Backed
               Floating    Rate  Certificates,  Series  1997-LB1 Trust, relating
               to the September 25, 1997, distribution



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


            Salomon Bros Mortgage Securities VII, Inc., Asset-Backed
                Floating Rate Certificates, Series 1997-LB1 Trust
                                  (Registrant)

                         By:      Norwest Bank of Minnesota, N.A.
                                  as Trustee
                         By:      /s/Sherri J. Sharps
                         Name:    Sherri J. Sharps
                         Title:   Vice president
                         Date:    October 1, 1997


                                INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed to holders of  Asset-Backed  Floating
               Rate  Certificates,   Series  1997-LB1  Trust,  relating  to  the
               September 25, 1997, distribution.